UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported):	March 14, 2005

Bandag, Incorporated
(Exact name of registrant as specified in its charter)

Iowa	1-7007	42-0802143
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

2905 North Highway 61, Muscatine, Iowa 52761-5886
(Address of principal executive offices, including zip code)

(563) 262-1400
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

        On March 14, 2005, the Management Continuity and Compensation Committee (the “Committee”) of the Board of Directors of Bandag, Incorporated (the “Company”) awarded the Company’s non-employee directors (eight persons) restricted shares of Class A Common Stock and nonqualified stock options under the Bandag, Incorporated 2004 Stock Grant and Awards Plan. A total of 3,376 restricted shares of Class A Common Stock were granted to the non-employee directors. The aggregate value of the restricted shares granted to the non-employee directors was $140,036, based on the fair market value of such shares on March 14, 2005.

        Options to purchase a total of 12,960 shares of Class A Common Stock were granted to the non-employee directors. The option price was $41.48 per share, being the fair market value of a share of Class A Common Stock on March 14, 2005. The form of the restricted stock award agreement for non-employee directors and the form of the nonqualified stock option award agreement for non-employee directors are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated into this Current Report on Form 8-K by reference.

        All shares of restricted stock discussed in this Item 1.01 vest in three years based upon continued service as a director, or earlier in the event of death, disability or retirement from the Board of Directors after age 60 with at least 10 years of continuous service as a director. Prior to vesting, directors are entitled to receive dividends on the shares and to exercise voting rights. All of the options discussed in this Item 1.01 are immediately exercisable and expire 10 years from the date of grant.

Item 9.01.    Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits. The following exhibit is being furnished herewith:

99.1	Form of Restricted Stock Award Agreement for Non-Employee Directors.

99.2	Form of Nonqualified Stock Option Award Agreement for Non-Employee Directors.

99.3	Form of Nonqualified Stock Option Award Agreement (replaces Exhibit 99.2 to Current Report on Form 8-K, dated February 18, 2005, as filed with the Securities and Exchange Commission on February 25, 2005).

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANDAG, INCORPORATED
(Registrant)
By: /s/ Warren W. Heidbreder
Warren W. Heidbreder
Vice President, Chief Financial Officer
Date: March 16, 2005

BANDAG, INCORPORATED

Exhibit Index to Current Report on Form 8-K

Exhibit
Number

99.1	Form of Restricted Stock Award Agreement for Non-Employee Directors.

99.2	Form of Nonqualified Stock Option Award Agreement for Non-Employee Directors.

99.3	Form of Nonqualified Stock Option Award Agreement (replaces Exhibit 99.2 to Current Report on Form 8-K, dated February 18, 2005, as filed with the Securities and Exchange Commission on February 25, 2005).